SECOND QUARTER 2015
Supplemental Information

Investor and Media Contact
American Assets Trust
Robert F. Barton
Executive Vice President and Chief Financial Officer
858-350-2607

American Assets Trust, Inc.'s Portfolio is concentrated in high-barrier-to-entry markets with favorable supply/demand characteristics

	Retail	Office	Multifamily	Mixed-Use
Market	Square Feet	Square Feet	Units	Square Feet	Suites
San Diego	1,226,111	705,650	922 (1)	—	—

San Francisco	35,156	516,985	—	—	—

Oahu	549,308	—	—	96,707	369

Monterey	675,678	—	—	—	—

San Antonio	589,501	—	—	—	—

Portland	—	942,844	—	—	—

Seattle	—	494,781	—	—	—

Total	3,075,754	2,660,260	922	96,707	369

		Square Feet		%
Note: Circled areas represent all markets in which American Assets Trust, Inc. (the "Company") currently owns and operates its real estate assets. Size of circle denotes approximation of square feet / units. Net rentable square footage may be adjusted from the prior periods to reflect re-measurement of leased space at the properties.	Retail	3.1	million	53%
	Office	2.7	million	47%
Data is as of June 30, 2015.	Totals	5.8	million
(1) Includes 122 RV spaces.

Second Quarter 2015 Supplemental Information	Page 2

This Supplemental Information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adverse economic or real estate developments in our markets; our failure to generate sufficient cash flows to service our outstanding indebtedness; defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants; difficulties in identifying properties to acquire and completing acquisitions; difficulties in completing dispositions; our failure to successfully operate acquired properties and operations; our inability to develop or redevelop our properties due to market conditions; fluctuations in interest rates and increased operating costs; risks related to joint venture arrangements; our failure to obtain necessary outside financing; on-going litigation; general economic conditions; financial market fluctuations; risks that affect the general retail, office, multifamily and mixed-use environment; the competitive environment in which we operate; decreased rental rates or increased vacancy rates; conflicts of interests with our officers or directors; lack or insufficient amounts of insurance; environmental uncertainties and risks related to adverse weather conditions and natural disasters; other factors affecting the real estate industry generally; limitations imposed on our business and our ability to satisfy complex rules in order for us to continue to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact our future results, refer to our most recent Annual Report on Form 10-K and other risks described in documents subsequently filed by us from time to time with the Securities and Exchange Commission.

Second Quarter 2015 Supplemental Information	Page 3

FINANCIAL HIGHLIGHTS

Second Quarter 2015 Supplemental Information	Page 4

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except shares and per share data)	June 30, 2015	December 31, 2014
	(unaudited)	(audited)
ASSETS
Real estate, at cost
Operating real estate	$1,951,039	$1,931,698
Construction in progress	259,879	195,736
Held for development	9,418	9,390
	2,220,336	2,136,824
Accumulated depreciation	(386,622)	(361,424)
Net real estate	1,833,714	1,775,400
Cash and cash equivalents	34,949	59,357
Restricted cash	11,311	10,994
Accounts receivable, net	5,721	6,727
Deferred rent receivable, net	37,008	35,883
Other assets, net	51,610	53,401
TOTAL ASSETS	$1,974,313	$1,941,762
LIABILITIES AND EQUITY
LIABILITIES:
Secured notes payable	$579,133	$812,811
Unsecured notes payable	450,000	250,000
Unsecured line of credit	30,000	—
Accounts payable and accrued expenses	45,116	50,861
Security deposits payable	5,900	5,521
Other liabilities and deferred credits, net	53,882	55,993
Total liabilities	1,164,031	1,175,186
Commitments and contingencies
EQUITY:
American Assets Trust, Inc. stockholders' equity
Common stock, $0.01 par value, 490,000,000 shares authorized, 44,909,930 and 43,701,669 shares issued and outstanding at June 30, 2015 and December 31, 2014, respectively	449	437
Additional paid in capital	844,639	795,065
Accumulated dividends in excess of net income	(64,024)	(60,291)
Accumulated other comprehensive income	(339)	92
Total American Assets Trust, Inc. stockholders' equity	780,725	735,303
Noncontrolling interests	29,557	31,273
Total equity	810,282	766,576
TOTAL LIABILITIES AND EQUITY	$1,974,313	$1,941,762

Second Quarter 2015 Supplemental Information	Page 5

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited, amounts in thousands, except shares and per share data)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
REVENUE:
Rental income	$63,552	$58,793	$126,305	$119,275
Other property income	3,217	3,406	6,499	6,904
Total revenue	66,769	62,199	132,804	126,179
EXPENSES:
Rental expenses	17,205	16,500	33,825	33,120
Real estate taxes	5,986	5,129	12,034	11,155
General and administrative	4,788	4,635	9,804	9,247
Depreciation and amortization	15,286	18,209	30,393	34,550
Total operating expenses	43,265	44,473	86,056	88,072
OPERATING INCOME	23,504	17,726	46,748	38,107
Interest expense	(11,197)	(13,439)	(22,992)	(27,071)
Other income (expense), net	(23)	1,064	(93)	973
NET INCOME	12,284	5,351	23,663	12,009
Net income attributable to restricted shares	(40)	(94)	(83)	(164)
Net income attributable to unitholders in the Operating Partnership	(3,536)	(1,544)	(6,845)	(3,530)
NET INCOME ATTRIBUTABLE TO AMERICAN ASSETS TRUST, INC. STOCKHOLDERS	$8,708	$3,713	$16,735	$8,315

EARNINGS PER COMMON SHARE
Basic income attributable to common stockholders per share	$0.20	$0.09	$0.38	$0.20
Weighted average shares of common stock outstanding - basic	44,092,631	41,816,379	43,758,055	41,202,993
Diluted income attributable to common stockholders per share	$0.20	$0.09	$0.38	$0.20
Weighted average shares of common stock outstanding - diluted	61,992,147	59,721,636	61,658,650	59,110,450

Second Quarter 2015 Supplemental Information	Page 6

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited, amounts in thousands, except shares and per share data)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Funds from Operations (FFO) (1)
Net income	$12,284	$5,351	$23,663	$12,009
Depreciation and amortization of real estate assets	15,286	18,209	30,393	34,550
FFO, as defined by NAREIT	27,570	23,560	54,056	46,559
Less: Nonforfeitable dividends on incentive stock awards	(38)	(25)	(78)	(71)
FFO attributable to common stock and common units	$27,532	$23,535	$53,978	$46,488

FFO per diluted share/unit	$0.44	$0.39	$0.88	$0.78

Weighted average number of common shares and common units, diluted (2)	61,995,268	60,011,025	61,661,946	59,399,188

Funds Available for Distribution (FAD) (1)	$19,107	$17,580	$39,351	$34,402

Dividends
Dividends declared and paid	$14,524	$13,313	$28,874	$26,453
Dividends declared and paid per share/unit	$0.2325	$0.2200	$0.4650	$0.4400

Second Quarter 2015 Supplemental Information	Page 7

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited, amounts in thousands, except shares and per share data)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Funds Available for Distribution (FAD) (1)
FFO	$27,570	$23,560	$54,056	$46,559
Adjustments:
Tenant improvements, leasing commissions and maintenance capital expenditures	(8,988)	(6,679)	(15,710)	(12,736)
Net effect of straight-line rents (3)	(633)	(680)	(1,340)	(1,738)
Amortization of net above (below) market rents (4)	(719)	(655)	(1,447)	(1,242)
Net effect of other lease intangibles (5)	20	36	40	73
Amortization of debt issuance costs and debt fair value adjustment	1,061	1,016	2,106	2,031
Non-cash compensation expense	834	1,007	1,724	1,526
Nonforfeitable dividends on incentive stock awards	(38)	(25)	(78)	(71)
FAD	$19,107	$17,580	$39,351	$34,402

Summary of Capital Expenditures
Tenant improvements and leasing commissions	$5,285	$2,519	$9,721	$5,698
Maintenance capital expenditures	3,703	4,160	5,989	7,038
	$8,988	$6,679	$15,710	$12,736

Notes:

(1)	See Glossary of Terms.

(2)
For the three and six months ended June 30, 2015 and 2014, the weighted average common shares and common units used to compute FFO per diluted share/unit include operating partnership common units and unvested restricted stock awards that are subject to time vesting. The shares/units used to compute FFO per diluted share/unit include additional shares/units which were excluded from the computation of diluted EPS, as they were anti-dilutive for the periods presented.

(3)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(4)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(5)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Second Quarter 2015 Supplemental Information	Page 8

CORPORATE GUIDANCE

(Unaudited, amounts in thousands, except share and per share data)

	Prior 2015 Guidance Range (1) (2)		Revised 2015 Guidance Range (2)
Funds from Operations (FFO):
Net income	$45,071	$48,153	$46,452	$48,971
Depreciation and amortization of real estate assets	60,423	60,423	61,320	61,320
FFO, as defined by NAREIT	105,494	108,576	107,772	110,291
Less: Nonforfeitable dividends on incentive stock awards	(160)	(160)	(154)	(154)
FFO attributable to common stock and units	$105,334	$108,416	$107,618	$110,137
Weighted average number of common shares and units, diluted	61,957,906	61,957,906	62,214,696	62,214,696
FFO per diluted share, updated	$1.70	$1.75	$1.73	$1.77

Notes:

(1)	Prior 2015 Guidance Range as reported in the Company's First Quarter 2015 Supplemental Information report.

(2)	The Company's guidance excludes any impact from future acquisitions, dispositions, equity issuances or repurchases, future debt financings or repayments.

These estimates are forward-looking and reflect management's view of current and future market conditions, including certain assumptions with respect to leasing activity, rental rates, occupancy levels, interest rates and the amount and timing of acquisition and development activities. Our actual results may differ materially from these estimates.

Second Quarter 2015 Supplemental Information	Page 9

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

(Unaudited, amounts in thousands)	Three Months Ended June 30, 2015
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$24,369	$17,173	$4,445	$13,912	$59,899
Non-same store portfolio (1)	7	6,863	—	—	6,870
Total	24,376	24,036	4,445	13,912	66,769
Real estate expenses
Same-store portfolio	6,217	4,586	1,642	8,303	20,748
Non-same store portfolio (1)	41	2,402	—	—	2,443
Total	6,258	6,988	1,642	8,303	23,191
Net Operating Income (NOI), GAAP basis
Same-store portfolio	18,152	12,587	2,803	5,609	39,151
Non-same store portfolio (1)	(34)	4,461	—	—	4,427
Total	$18,118	$17,048	$2,803	$5,609	$43,578
Same-store portfolio NOI, GAAP basis	$18,152	$12,587	$2,803	$5,609	$39,151
Net effect of straight-line rents (2)	(11)	(547)	—	5	(553)
Amortization of net above (below) market rents (3)	(294)	(581)	—	117	(758)
Net effect of other lease intangibles (4)	—	(42)	—	(31)	(73)
Same-store portfolio NOI, cash basis	$17,847	$11,417	$2,803	$5,700	$37,767

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on June 30, 2015 and 2014. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our lease of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Second Quarter 2015 Supplemental Information	Page 10

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI) (CONTINUED)

(Unaudited, amounts in thousands)	Six Months Ended June 30, 2015
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$48,401	$34,085	$8,755	$28,022	$119,263
Non-same store portfolio (1)	13	13,528	—	—	13,541
Total	48,414	47,613	8,755	28,022	132,804
Real estate expenses
Same-store portfolio	12,170	9,127	3,126	16,666	41,089
Non-same store portfolio (1)	88	4,682	—	—	4,770
Total	12,258	13,809	3,126	16,666	45,859
Net Operating Income (NOI), GAAP basis
Same-store portfolio	36,231	24,958	5,629	11,356	78,174
Non-same store portfolio (1)	(75)	8,846	—	—	8,771
Total	$36,156	$33,804	$5,629	$11,356	$86,945
Same-store portfolio NOI, GAAP basis	$36,231	$24,958	$5,629	$11,356	$78,174
Net effect of straight-line rents (2)	22	(1,049)	—	(37)	(1,064)
Amortization of net above (below) market rents (3)	(608)	(1,162)	—	240	(1,530)
Net effect of other lease intangibles (4)	—	(83)	—	(62)	(145)
Same-store portfolio NOI, cash basis (5)	$35,645	$22,664	$5,629	$11,497	$75,435

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on June 30, 2015 and 2014. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our lease of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Second Quarter 2015 Supplemental Information	Page 11

SAME-STORE PORTFOLIO NOI COMPARISON EXCLUDING REDEVELOPMENT

(Unaudited, amounts in thousands)	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2015	2014	Change	2015	2014	Change
Cash Basis:
Retail	$17,847	$16,698	6.9%	$35,645	$33,265	7.2%
Office	11,417	10,697	6.7	22,664	20,719	9.4
Multifamily	2,803	2,656	5.5	5,629	5,359	5.0
Mixed-Use	5,700	4,501	26.6	11,497	10,256	12.1
	$37,767	$34,552	9.3%	$75,435	$69,599	8.4%

GAAP Basis:
Retail	$18,152	$17,136	5.9%	$36,231	$34,072	6.3%
Office	12,587	11,561	8.9	24,958	22,841	9.3
Multifamily	2,803	2,656	5.5	5,629	5,359	5.0
Mixed-Use	5,609	4,430	26.6	11,356	10,155	11.8
	$39,151	$35,783	9.4%	$78,174	$72,427	7.9%

Second Quarter 2015 Supplemental Information	Page 12

SAME-STORE PORTFOLIO NOI COMPARISON WITH REDEVELOPMENT

(Unaudited, amounts in thousands)	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2015	2014	Change	2015	2014	Change
Cash Basis:
Retail	$17,847	$16,698	6.9%	$35,645	$33,265	7.2%
Office	15,931	15,428	3.3	31,504	30,123	4.6
Multifamily	2,803	2,656	5.5	5,629	5,359	5.0
Mixed-Use	5,700	4,501	26.6	11,497	10,256	12.1
	$42,281	$39,283	7.6%	$84,275	$79,003	6.7%

GAAP Basis:
Retail	$18,152	$17,136	5.9%	$36,231	$34,072	6.3%
Office	17,047	16,358	4.2	33,805	32,322	4.6
Multifamily	2,803	2,656	5.5	5,629	5,359	5.0
Mixed-Use	5,609	4,430	26.6	11,356	10,155	11.8
	$43,611	$40,580	7.5%	$87,021	$81,908	6.2%

Second Quarter 2015 Supplemental Information	Page 13

NOI BY REGION

(Unaudited, amounts in thousands)	Three Months Ended June 30, 2015
	Retail	Office	Multifamily	Mixed-Use	Total
Southern California
NOI, GAAP basis (1)	$7,681	$3,817	$2,803	$—	$14,301
Net effect of straight-line rents (2)	(215)	(20)	—	—	(235)
Amortization of net above (below) market rents (3)	(193)	—	—	—	(193)
Net effect of other lease intangibles (4)	—	93	—	—	93
NOI, cash basis	7,273	3,890	2,803	—	13,966
Northern California
NOI, GAAP basis (1)	2,760	4,514	—	—	7,274
Net effect of straight-line rents (2)	(1)	(66)	—	—	(67)
Amortization of net above (below) market rents (3)	(97)	(179)	—	—	(276)
Net effect of other lease intangibles (4)	—	(42)	—	—	(42)
NOI, cash basis	2,662	4,227	—	—	6,889
Hawaii
NOI, GAAP basis (1)	4,401	—	—	5,609	10,010
Net effect of straight-line rents (2)	172	—	—	5	177
Amortization of net above (below) market rents (3)	52	—	—	117	169
Net effect of other lease intangibles (4)	—	—	—	(31)	(31)
NOI, cash basis	4,625	—	—	5,700	10,325
Oregon
NOI, GAAP basis (1)	—	4,358	—	—	4,358
Net effect of straight-line rents (2)	—	(511)	—	—	(511)
Amortization of net above (below) market rents (3)	—	(56)	—	—	(56)
Net effect of other lease intangibles (4)	—	1	—	—	1
NOI, cash basis	—	3,792	—	—	3,792
Texas
NOI, GAAP basis (1)	3,276	—	—	—	3,276
Net effect of straight-line rents (2)	33	—	—	—	33
Amortization of net above (below) market rents (3)	(56)	—	—	—	(56)
NOI, cash basis	3,253	—	—	—	3,253
Washington
NOI, GAAP basis (1)	—	4,359	—	—	4,359
Net effect of straight-line rents (2)	—	(30)	—	—	(30)
Amortization of net above (below) market rents (3)	—	(307)	—	—	(307)
NOI, cash basis	—	4,022	—	—	4,022
Total
NOI, GAAP basis (1)	18,118	17,048	2,803	5,609	43,578
Net effect of straight-line rents (2)	(11)	(627)	—	5	(633)
Amortization of net above (below) market rents (3)	(294)	(542)	—	117	(719)
Net effect of other lease intangibles (4)	—	52	—	(31)	21
NOI, cash basis	$17,813	$15,931	$2,803	$5,700	$42,247
Notes:

(1)	See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Second Quarter 2015 Supplemental Information	Page 14

NOI BREAKDOWN

Three Months Ended June 30, 2015
Portfolio NOI, Cash Basis Breakdown

Portfolio Diversification by Geographic Region	Portfolio Diversification by Segment

Portfolio NOI, GAAP Basis Breakdown

Portfolio Diversification by Geographic Region	Portfolio Diversification by Segment

Second Quarter 2015 Supplemental Information	Page 15

PROPERTY REVENUE AND OPERATING EXPENSES

(Unaudited, amounts in thousands)	Three Months Ended June 30, 2015
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Retail Portfolio
Carmel Country Plaza	$897	$18	$215	$(196)
Carmel Mountain Plaza	2,989	42	714	(741)
South Bay Marketplace	565	4	214	(155)
Rancho Carmel Plaza	192	10	55	(77)
Lomas Santa Fe Plaza	1,288	8	262	(345)
Solana Beach Towne Centre	1,478	16	437	(408)
Del Monte Center	2,399	183	775	(998)
Geary Marketplace	299	—	127	(123)
The Shops at Kalakaua	458	24	39	(69)
Waikele Center	4,181	329	1,180	(1,515)
Alamo Quarry Market	3,374	45	1,424	(1,590)
Subtotal Retail Portfolio	$18,120	$679	$5,442	$(6,217)
Office Portfolio
Torrey Reserve Campus (5)	$3,887	$47	$216	$(1,189)
Solana Beach Corporate Centre	1,648	(7)	55	(443)
The Landmark at One Market	5,261	27	246	(1,955)
One Beach Street	802	1	62	(217)
First & Main	2,434	175	257	(734)
Lloyd District Portfolio (5)	2,721	348	25	(1,214)
City Center Bellevue	4,257	711	333	(1,279)
Subtotal Office Portfolio	$21,010	$1,302	$1,194	$(7,031)
Multifamily Portfolio
Loma Palisades	$2,793	$203	$—	$(1,002)
Imperial Beach Gardens	735	65	—	(339)
Mariner's Point	340	23	—	(144)
Santa Fe Park RV Resort	268	18	—	(157)
Subtotal Multifamily Portfolio	$4,136	$309	$—	$(1,642)

Second Quarter 2015 Supplemental Information	Page 16

PROPERTY REVENUE AND OPERATING EXPENSES (CONTINUED)

(Unaudited, amounts in thousands)	Three Months Ended June 30, 2015
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Mixed-Use Portfolio
Waikiki Beach Walk - Retail	$2,703	$1,030	$932	$(1,654)
Waikiki Beach Walk - Embassy Suites™	8,727	645	—	(6,683)
Subtotal Mixed-Use Portfolio	$11,430	$1,675	$932	$(8,337)
Total	$54,696	$3,965	$7,568	$(23,227)

Notes:

(1)
Base rent for our retail and office portfolio and the retail portion of our mixed-use portfolio represents base rent for the three months ended June 30, 2015 (before abatements) and excludes the impact of straight-line rent and above (below) market rent adjustments. Total abatements for our retail and office portfolio were approximately $176 and $544, respectively, for the three months ended June 30, 2015. There were no abatements for the retail portion of our mixed-use portfolio for the three months ended June 30, 2015. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Multifamily portfolio base rent represents base rent (including parking, before abatements) less vacancy allowance and employee rent credits and includes additional rents (additional rents include insufficient notice penalties, month-to-month charges and pet rent). There were no abatements for our multifamily portfolio for the three months ended June 30, 2015. For Waikiki Beach Walk - Embassy Suites TM, base rent is equal to the actual room revenue for the three months ended June 30, 2015.

(2)
Represents additional property-related income for the three months ended June 30, 2015, which includes: (i) percentage rent, (ii) other rent (such as storage rent, license fees and association fees) and (iii) other property income (such as late fees, default fees, lease termination fees, parking revenue, the reimbursement of general excise taxes, laundry income and food and beverage sales).

(3)	Represents billed tenant expense reimbursements for the three months ended June 30, 2015.

(4)
Represents property operating expenses for the three months ended June 30, 2015. Property operating expenses includes all rental expenses, except non cash rent expense and the provision for bad debt recorded for deferred rent receivables.

(5)
Base rent shown includes amounts related to American Assets Trust, L.P.'s leases at Torrey Reserve Campus and Lloyd District Portfolio. This intercompany rent is eliminated in the consolidated statement of operations. The base rent and abatements were both $212 for the three months ended June 30, 2015.

Second Quarter 2015 Supplemental Information	Page 17

SEGMENT CAPITAL EXPENDITURES

(Unaudited, amounts in thousands)	Three Months Ended June 30, 2015
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development		Total Capital Expenditures
Retail Portfolio	$1,274	$400	$1,674	$77	$5		$1,756
Office Portfolio	3,844	3,241	7,085	3,432	4,355		14,872
Multifamily Portfolio	—	63	63	3	29,682	(1)	29,748
Mixed-Use Portfolio	167	(1)	166	—	—		166
Total	$5,285	$3,703	$8,988	$3,512	$34,042		$46,542

	Six Months Ended June 30, 2015
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development		Total Capital Expenditures
Retail Portfolio	$1,777	$682	$2,459	$161	$71		$2,691
Office Portfolio	7,666	4,839	12,505	11,806	5,275		29,586
Multifamily Portfolio	—	209	209	3	58,484	(1)	58,696
Mixed-Use Portfolio	278	259	537	—	—		537
Total	$9,721	$5,989	$15,710	$11,970	$63,830		$91,510

(1) New Development capital expenditures include capital expenditures incurred for the Lloyd District Portfolio - Phase I project which consists of 657 multifamily units and 47,000 square feet of retail space. All capital expenditures incurred for the Lloyd District Portfolio - Phase I are included in the Multifamily Portfolio segment.

Second Quarter 2015 Supplemental Information	Page 18

SUMMARY OF OUTSTANDING DEBT

(Amounts in thousands)	Amount
	Outstanding at		Annual Debt		Balance at
Debt	June 30, 2015	Interest Rate	Service	Maturity Date	Maturity
First & Main (1)	84,500	3.97%	87,618	July 1, 2016	84,500
Imperial Beach Gardens (1)	20,000	6.16%	1,253	September 1, 2016	20,000
Mariner's Point (1)	7,700	6.09%	477	September 1, 2016	7,700
South Bay Marketplace (1)	23,000	5.48%	1,281	February 10, 2017	23,000
Waikiki Beach Walk - Retail (1)	130,310	5.39%	7,137	July 1, 2017	130,310
Solana Beach Corporate Centre III-IV (2)	36,149	6.39%	2,798	August 1, 2017	35,136
Loma Palisades (1)	73,744	6.09%	4,566	July 1, 2018	73,744
One Beach Street (1)	21,900	3.94%	877	April 1, 2019	21,900
Torrey Reserve - North Court (2)	20,915	7.22%	1,836	June 1, 2019	19,443
Torrey Reserve - VCI, VCII, VCIII (2)	7,049	6.36%	560	June 1, 2020	6,439
Solana Beach Corporate Centre I-II (2)	11,211	5.91%	855	June 1, 2020	10,169
Solana Beach Towne Centre (2)	37,371	5.91%	2,849	June 1, 2020	33,898
City Center Bellevue (1)	111,000	3.98%	4,491	November 1, 2022	111,000
Total / Weighted Average	$584,849	5.17%	$116,598		$577,239
Unamortized fair value adjustment	(5,716)
Secured Notes Payable	$579,133

Series A Notes (3)	$150,000	3.88%	$6,060	October 31, 2021	$150,000
Series B Notes (4)	100,000	4.45%	4,450	February 2, 2025	100,000
Series C Notes (5)	100,000	4.50%	4,500	April 1, 2025	100,000
Term Loan (6)	100,000	3.08%	3,134	January 9, 2019	100,000
Unsecured Notes Payable	$450,000		$18,144		$450,000

Unsecured Line of Credit (7)	$30,000
Notes:

(1)	Interest only.

(2)	Principal payments based on a 30-year amortization schedule.

(3)
$150 million of 4.04% Senior Guaranteed Notes, Series A, due October 31, 2021. Net of the settlement of the forward-starting interest rate swap, the fixed interest rate in accordance with GAAP for the Series A Notes is approximately 3.88% per annum, through maturity.

(4)	$100 million of 4.45% Senior Guaranteed Notes, Series B, due February 2, 2025.

(5)	$100 million of 4.50% Senior Guaranteed Notes, Series C, due April 1, 2025.

(6)
The term loan matures in January 2016 and we have three 12-month options to extend its maturity to 2019. The term loan accrues interest at a variable rate, which we fixed as part of an interest rate swap for an all-in interest rate of 3.08%.

(7)
The unsecured revolving line of credit (the "Revolver Loan") has a capacity of $250 million plus an accordion feature that may allow us to increase the availability thereunder up to an additional $250 million , subject to meeting specified requirements and obtaining additional commitments from lenders. The Revolver Loan initially matures on January 9, 2018 and we have two six-month options to extend its maturity to January 9, 2019. The Revolver Loan currently accrues interest at LIBOR, plus a spread which ranges from 1.35%-1.95%, based on our consolidated leverage ratio.

Second Quarter 2015 Supplemental Information	Page 19

MARKET CAPITALIZATION

(Amounts in thousands, except per share data)

Market data	June 30, 2015
Common shares outstanding	44,909
Common units outstanding	17,900
Common shares and common units outstanding	62,809
Market price per common share	$39.21
Equity market capitalization	$2,462,741
Total debt	$1,064,849
Total market capitalization	$3,527,590
Less: Cash on hand	$(34,949)
Total enterprise value	$3,492,641
Total assets, gross	$2,360,935
Total unencumbered assets, gross	$1,256,195

Total debt/Total capitalization	30.2%
Total debt/Total enterprise value	30.5%
Net debt/Total enterprise value (1)	29.5%
Total debt/Total assets, gross	45.1%
Net debt/Total assets, gross (1)	43.6%
Total unencumbered assets, gross/Unsecured debt	261.7%

Total debt/EBITDA (2)(3)	6.9	x
Net debt/EBITDA (1)(2)(3)	6.6	x
Interest coverage ratio (4)	3.1	x
Fixed charge coverage ratio (4)	3.1	x

Notes:

(1)	Net debt is equal to total debt less cash on hand.

(2)	See Glossary of Terms for discussion of EBITDA.

(3)	As used here, EBITDA represents the actual for the three months ended June 30, 2015 annualized.

(4)	Calculated as EBITDA divided by interest on borrowed funds, including capitalized interest and excluding debt fair value adjustments and loan fee amortization.

(5)	Assumes the exercise of the three 12-month options to extend the maturity of the unsecured term loan.

Second Quarter 2015 Supplemental Information	Page 20

SUMMARY OF DEVELOPMENT OPPORTUNITIES

Our portfolio has numerous potential opportunities to create future shareholder value. These opportunities could be subject to government approvals, lender consents, tenant consents, market conditions, availability of debt and/or equity financing, etc. Many of these opportunities are in their preliminary stages and may not ultimately come to fruition. This schedule will update as we modify various assumptions and markets conditions change. Square footages and units set forth below are estimates only and ultimately may differ materially from actual square footages and units.

In-Process Development Projects

							Project Costs (in thousands) (2)
		Start Date	Estimated Completion Date	Estimated Stabilization Date (1)	Estimated Rentable Square Feet	Multifamily Units	Three Months	Six Months	Cost Incurred to Date	Total Estimated Investment	Estimated Stabilized Yield (3)
							Ended	Ended
Property	Location						June 30, 2015	June 30, 2015
Office Property:
Torrey Point (previously Sorrento Pointe)	San Diego, CA	2015	2016	2017	88,000	N/A	$1,073	$1,133	$8,326	$50,137	8.25% - 9.25%

Mixed Use Property:
Lloyd District Portfolio - Phase I (5)	Portland, OR	2013	2015	2017	47,000	657	$22,165	$48,638	$184,137	$191,828	6.25% - 7.25%

Development/Redevelopment Pipeline
Property	Property Type	Location	Estimated Rentable Square Feet	Multifamily Units
Solana Beach Corporate Centre (Building 5)	Retail	Solana Beach, CA	10,000	N/A
Lomas Santa Fe Plaza	Retail	Solana Beach, CA	45,000	N/A
Solana Beach - Highway 101 (4)	Mixed Use	Solana Beach, CA	48,000	36
Lloyd District Portfolio - multiple phases (5)	Mixed Use	Portland, OR	TBD	TBD

Notes:

(1)	Based on management's estimation of stabilized occupancy (90%).

(2)
For all properties, project costs exclude capitalized interest cost which is calculated in accordance with Accounting Standards Codification 835-20-50-1. In addition, for the Lloyd District Portfolio, project costs exclude allocated land costs.

(3)	The estimated stabilized yield is calculated based on total estimated project costs, as defined above, when the project has reached stabilized occupancy.

(4)	Represents commercial portion of development opportunity for Solana Beach - Highway 101.

(5)
The Lloyd District Portfolio was acquired in 2011 consisting of approximately 600,000 rentable square feet on more than 16 acres located in the Lloyd District of Portland, Oregon. The portion of the property that has been designated for additional development to include a high density, transit oriented, mixed-use urban village, with the potential to be in excess of approximately 3 million square feet. The entitlement for such development opportunity allows a 12:1 Floor Area Ratio with a 250 foot height limit and provides for retail, office and/or multifamily development.  Phase 1 of our development, known as Hassalo on Eighth, comprises approximately 1 million square feet, and is on time and on budget as described in the table above.  Additional development plans are in the early stages and will continue to progress as demand and economic conditions allow.

Second Quarter 2015 Supplemental Information	Page 21

PORTFOLIO DATA

Second Quarter 2015 Supplemental Information	Page 22

PROPERTY REPORT

As of June 30, 2015				Retail and Office Portfolios
				Net			Annualized
			Number	Rentable			Base Rent
		Year Built/	of	Square	Percentage	Annualized	per Leased
Property	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Properties
Carmel Country Plaza	San Diego, CA	1991	9	78,098	96.2%	$3,597,235	$47.88		Sharp Healthcare, San Diego County Credit Union
Carmel Mountain Plaza (7)	San Diego, CA	1994/2014	15	528,416	98.6	11,953,411	22.94	Sears	Sports Authority, Saks Fifth Avenue Off 5th
South Bay Marketplace (7)	San Diego, CA	1997	9	132,877	100.0	2,260,482	17.01		Ross Dress for Less, Grocery Outlet
Rancho Carmel Plaza	San Diego, CA	1993	3	30,421	92.0	769,084	27.48		Oggi's Pizza & Brewing Co., Eagle Estates, Inc
Lomas Santa Fe Plaza	Solana Beach, CA	1972/1997	9	209,569	93.2	5,148,108	26.36		Vons, Home Goods
Solana Beach Towne Centre	Solana Beach, CA	1973/2000/2004	12	246,730	98.5	5,875,350	24.18		Dixieline Probuild, Marshalls
Del Monte Center (7)	Monterey, CA	1967/1984/2006	16	675,678	99.2	10,198,488	15.22	Macy's, KLA Monterrey	Century Theatres, Macy's Furniture Gallery
Geary Marketplace	Walnut Creek, CA	2012	3	35,156	100.0	1,194,531	33.98		Sprouts Farmer Market, Freebirds Wild Burrito
The Shops at Kalakaua	Honolulu, HI	1971/2006	3	11,671	100.0	1,850,604	158.56		Hawaii Beachware & Fashion, Diesel U.S.A. Inc.
Waikele Center	Waipahu, HI	1993/2008	9	537,637	99.8	16,747,838	31.21	Lowe's, Kmart, Sports Authority	UFC Gym, Old Navy
Alamo Quarry Market (7)	San Antonio, TX	1997/1999	16	589,501	98.5	13,497,507	23.25	Regal Cinemas	Bed Bath & Beyond, Whole Foods Market
Subtotal/Weighted Average Retail Portfolio			104	3,075,754	98.5%	$73,092,638	$24.13
Office Properties
Torrey Reserve Campus	San Diego, CA	1996-2000/2014-present	12	493,435	90.0%	$16,293,931	$36.69
Solana Beach Corporate Centre	Solana Beach, CA	1982/2005	4	212,215	91.9	6,574,358	33.71
The Landmark at One Market (8)	San Francisco, CA	1917/2000	1	419,371	100.0	21,213,418	50.58
One Beach Street	San Francisco, CA	1924/1972/1987/1992	1	97,614	100.0	3,837,405	39.31
First & Main	Portland, OR	2010	1	360,641	92.9	10,199,430	30.44
Lloyd District Portfolio	Portland, OR	1940-2011/present	6	582,203	84.7	11,024,095	22.36
City Center Bellevue	Bellevue, WA	1987	1	494,781	98.6	17,062,422	34.97
Subtotal/Weighted Average Office Portfolio			26	2,660,260	92.9%	$86,205,059	$34.88
Total/Weighted Average Retail and Office Portfolio			130	5,736,014	95.9%	$159,297,697	$28.96

Second Quarter 2015 Supplemental Information	Page 23

PROPERTY REPORT (CONTINUED)

As of June 30, 2015
							Average
			Number				Monthly
		Year Built/	of		Percentage	Annualized	Base Rent per
Property	Location	Renovated	Buildings	Units	Leased (2)	Base Rent (3)	Leased Unit (4)
Loma Palisades	San Diego, CA	1958/2001-2008	80	548	96.7%	$11,236,224	$1,767
Imperial Beach Gardens	Imperial Beach, CA	1959/2008-present	26	160	95.0	2,957,808	$1,622
Mariner's Point	Imperial Beach, CA	1986	8	88	96.6	1,403,760	$1,376
Santa Fe Park RV Resort (9)	San Diego, CA	1971/2007-2008	1	126	91.0	1,312,308	$954
Total/Weighted Average Multifamily Portfolio			115	922	95.7%	$16,910,100	$1,597

Mixed-Use Portfolio
				Net			Annualized
			Number	Rentable			Base Rent
		Year Built/	of	Square	Percentage	Annualized	per Leased	Retail
Retail Portion	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Waikiki Beach Walk - Retail	Honolulu, HI	2006	3	96,707	100.0%	$10,837,220	$112.06		Yard House, Roy's

							Annualized
			Number				Revenue per
		Year Built/	of		Average	Average	Available
Hotel Portion	Location	Renovated	Buildings	Units	Occupancy (10)	Daily Rate(10)	Room (10)
Waikiki Beach Walk - Embassy Suites™	Honolulu, HI	2008/2014	2	369	87.8%	$295.94	$259.90
Notes:

(1)
The net rentable square feet for each of our retail properties and the retail portion of our mixed-use property is the sum of (1) the square footages of existing leases, plus (2) for available space, the field-verified square footage. The net rentable square feet for each of our office properties is the sum of (1) the square footages of existing leases, plus (2) for available space, management’s estimate of net rentable square feet based, in part, on past leases. The net rentable square feet included in such office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines. Net rentable square footage may be adjusted from the prior periods to reflect re-measurement of leased space at the properties.

(2)
Percentage leased for each of our retail and office properties and the retail portion of the mixed-use property includes square footage under leases as of June 30, 2015, including leases which may not have commenced as of June 30, 2015. Percentage leased for our multifamily properties includes total units rented as of June 30, 2015.

(3)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended June 30, 2015 by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4)
Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of June 30, 2015. Annualized base rent per leased unit is calculated by dividing annualized base rent by units under lease as of June 30, 2015.

(5)	Retail anchor tenants are defined as retail tenants leasing 50,000 square feet or more.

(6)	Other principal retail tenants are defined as the two tenants leasing the most square footage, excluding anchor tenants.

(7)	Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the following table:

Property	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	Aggregate Annualized Base Rent
Carmel Mountain Plaza	6	125,477	$1,193,816
South Bay Marketplace	1	2,824	$91,320
Del Monte Center	2	295,100	$201,291
Alamo Quarry Market	4	31,994	$470,075

(8)
This property contains 419,371 net rentable square feet consisting of The Landmark at One Market (375,151 net rentable square feet) as well as a separate long-term leasehold interest in approximately 44,220 net rentable square feet of space located in an adjacent six-story leasehold known as the Annex. We currently lease the Annex from an affiliate of the Paramount Group pursuant to a long-term master lease effective through June 30, 2016, which we have the option to extend until 2031 pursuant to three five-year extension options.

(9)
The Santa Fe Park RV Resort is subject to seasonal variation, with higher rates of occupancy occurring during the summer months. During the 12 months ended June 30, 2015, the highest average monthly occupancy rate for this property was 98%, occurring in July 2014. The number of units at the Santa Fe Park RV Resort includes 122 RV spaces and four apartments.

(10)
Average occupancy represents the percentage of available units that were sold during the three months ended June 30, 2015, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for the three months ended June 30, 2015 by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for the three months ended June 30, 2015 and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

Second Quarter 2015 Supplemental Information	Page 24

RETAIL LEASING SUMMARY

As of June 30, 2015
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
2nd Quarter 2015	17	100%	67,570	$33.59	$28.23	$362,247	19.0%	16.3%	4.3	$154,612	$2.29
1st Quarter 2015	11	100%	25,868	$38.85	$37.31	$39,807	4.1%	7.4%	3.9	$242,280	$9.37
4th Quarter 2014	11	100%	36,693	$36.26	$35.52	$26,917	2.1%	8.4%	4.2	$51,235	$1.40
3rd Quarter 2014	11	100%	48,420	$31.59	$27.22	$211,283	16.0%	16.8%	4.8	$106,580	$2.20
Total 12 months	50	100%	178,551	$34.36	$30.77	$640,254	11.7%	13.0%	4.4	$554,707	$3.11

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
2nd Quarter 2015	5	29%	5,742	$46.02	$39.28	$38,679	17.1%	26.6%	4.8	$90,612	$15.78
1st Quarter 2015	3	27%	9,052	$37.62	$36.57	$9,482	2.9%	8.6%	4.9	$242,280	$26.77
4th Quarter 2014	—	—%	—	$0.00	$0.00	$—	—%	—%	—	$—	$0.00
3rd Quarter 2014	1	9%	3,650	$35.00	$27.00	$29,201	29.6%	62.3%	10.7	$106,580	$29.20
Total 12 months	9	18%	18,444	$39.72	$35.52	$77,362	11.8%	22.4%	6.0	$439,472	$23.83

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
2nd Quarter 2015	12	71%	61,828	$32.44	$27.21	$323,568	19.2%	14.9%	4.3	$64,000	$1.04
1st Quarter 2015	8	73%	16,816	$39.51	$37.71	$30,325	4.8%	6.7%	3.3	$—	$0.00
4th Quarter 2014	11	100%	36,693	$36.26	$35.52	$26,917	2.1%	8.4%	4.2	$51,235	$1.40
3rd Quarter 2014	10	91%	44,770	$31.31	$27.24	$182,082	14.9%	13.5%	4.3	$—	$0.00
Total 12 months	41	82%	160,107	$33.74	$30.23	$562,892	11.6%	11.7%	4.2	$115,235	$0.72

Total Lease Summary - Comparable and Non-Comparable
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
2nd Quarter 2015	19	71,656	$32.93	4.4	$156,612	$2.19
1st Quarter 2015	14	39,670	$35.10	5.5	$1,089,032	$27.45
4th Quarter 2014	14	41,696	$35.70	4.2	$70,030	$1.68
3rd Quarter 2014	12	49,920	$33.09	4.9	$129,080	$2.59
Total 12 months	59	202,942	$33.96	4.7	$1,444,754	$7.12
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

Second Quarter 2015 Supplemental Information	Page 25

OFFICE LEASING SUMMARY

As of June 30, 2015
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
2nd Quarter 2015	16	100%	129,173	$60.13	$42.93	$2,222,587	40.1%	50.0%	3.7	$1,263,855	$9.78
1st Quarter 2015	12	100%	50,794	$24.84	$23.97	$44,486	3.7%	7.9%	2.1	$51,510	$1.01
4th Quarter 2014	6	100%	139,496	$30.02	$25.10	$686,304	19.6%	31.6%	8.9	$4,855,903	$34.81
3rd Quarter 2014	8	100%	25,358	$35.37	$34.24	$28,455	3.3%	11.0%	3.2	$175,132	$6.91
Total 12 months	42	100%	344,821	$40.93	$32.28	$2,981,832	26.8%	36.2%	5.5	$6,346,400	$18.40

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
2nd Quarter 2015	6	38%	35,716	$40.87	$39.87	$35,791	2.5%	21.1%	6.0	$636,997	$17.84
1st Quarter 2015	2	17%	2,701	$33.60	$32.12	$3,996	4.6%	18.7%	7.5	$51,510	$19.07
4th Quarter 2014	2	33%	62,687	$27.45	$22.18	$330,817	23.8%	58.9%	15.1	$4,855,903	$77.46
3rd Quarter 2014	2	25%	4,737	$32.40	$35.63	$(15,310)	(9.1)%	(2.6)%	3.0	$65,767	$13.88
Total 12 months	12	29%	105,841	$32.36	$29.01	$355,294	11.6%	37.7%	11.3	$5,610,177	$53.01

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
2nd Quarter 2015	10	63%	93,457	$67.49	$44.09	$2,186,796	53.1%	59.5%	2.8	$626,858	$6.71
1st Quarter 2015	10	83%	48,093	$24.35	$23.51	$40,490	3.6%	7.1%	1.8	$—	$0.00
4th Quarter 2014	4	67%	76,809	$32.12	$27.49	$355,487	16.8%	12.3%	3.9	$—	$0.00
3rd Quarter 2014	6	75%	20,621	$36.05	$33.93	$43,765	6.3%	14.3%	3.2	$109,365	$5.30
Total 12 months	30	71%	238,980	$44.73	$33.74	$2,626,538	32.6%	35.7%	3.0	$736,223	$3.08

Total Lease Summary - Comparable and Non-Comparable
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
2nd Quarter 2015	22	153,839	$55.93	4.0	$2,321,713	$15.09
1st Quarter 2015	20	90,134	$32.78	2.9	$853,731	$9.47
4th Quarter 2014	11	214,118	$30.39	9.9	$9,451,166	$44.14
3rd Quarter 2014	14	71,751	$31.64	6.9	$2,344,232	$32.67
Total 12 months	67	529,842	$38.38	6.6	$14,970,842	$28.25
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

Second Quarter 2015 Supplemental Information	Page 26

MULTIFAMILY LEASING SUMMARY

As of June 30, 2015

Lease Summary - Loma Palisades
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
2nd Quarter 2015	530	96.7%	$11,236,224	$1,767
1st Quarter 2015	540	98.5%	$11,178,576	$1,726
4th Quarter 2014	547	99.8%	$11,098,908	$1,691
3rd Quarter 2014	548	100.0%	$10,826,460	$1,646

Lease Summary - Imperial Beach Gardens
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
2nd Quarter 2015	152	95.0%	$2,957,808	$1,622
1st Quarter 2015	160	100.0%	$2,851,668	$1,485
4th Quarter 2014	160	100.0%	$2,816,928	$1,467
3rd Quarter 2014	160	100.0%	$2,812,800	$1,465

Lease Summary - Mariner's Point
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
2nd Quarter 2015	85	96.6%	$1,403,760	$1,376
1st Quarter 2015	87	98.9%	$1,285,236	$1,231
4th Quarter 2014	87	98.9%	$1,308,828	$1,253
3rd Quarter 2014	88	100.0%	$1,276,440	$1,209

Lease Summary - Santa Fe Park RV Resort
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
2nd Quarter 2015	115	91.0%	$1,312,308	$954
1st Quarter 2015	102	81.0%	$838,920	$685
4th Quarter 2014	101	80.0%	$918,696	$760
3rd Quarter 2014	93	74.0%	$831,780	$743

Total Multifamily Lease Summary
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
2nd Quarter 2015	882	95.7%	$16,910,100	$1,597
1st Quarter 2015	889	96.4%	$16,154,400	$1,515
4th Quarter 2014	895	97.1%	$16,143,360	$1,503
3rd Quarter 2014	889	96.4%	$15,747,480	$1,476
Notes:

(1)	Percentage leased for our multifamily properties includes total units rented as of each respective quarter end date.

(2)	Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) as of each respective quarter end date.

(3)	Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of each respective quarter end date.

Second Quarter 2015 Supplemental Information	Page 27

MIXED-USE LEASING SUMMARY

As of June 30, 2015

Lease Summary - Retail Portion
	Number of Leased Square Feet	Percentage leased (1)	Annualized Base Rent (2)	Annualized base Rent per Leased Square Foot (3)
Quarter
2nd Quarter 2015	96,707	100.0%	$10,837,220	$112
1st Quarter 2015	96,707	100.0%	$10,799,806	$112
4th Quarter 2014	96,334	99.6%	$10,591,167	$110
3rd Quarter 2014	96,179	99.5%	$10,453,280	$109

Lease Summary - Hotel Portion
	Number of Leased Units	Average Occupancy (4)	Average Daily Rate (4)	Annualized Revenue per Available Room (4)
Quarter
2nd Quarter 2015	324	87.8%	$296	$260
1st Quarter 2015	328	89.0%	$305	$271
4th Quarter 2014	264	71.6%	$318	$280
3rd Quarter 2014	318	86.3%	$346	$309
Notes:

(1)	Percentage leased for mixed-use property includes square footage under leases as of June 30, 2015, including leases which may not have commenced as of June 30, 2015.

(2)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended June 30, 2015 by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(3)	Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of June 30, 2015.

(4)
Average occupancy represents the percentage of available units that were sold during the three months ended June 30, 2015, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for each respective quarter period by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for each respective quarter period and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services. Offline rooms in connection with the 2014 room refresh at Embassy Suites Hotel is adjusted for in calculating annualized revenue per available room for the third and fourth quarters of 2014.

Second Quarter 2015 Supplemental Information	Page 28

LEASE EXPIRATIONS

As of June 30, 2015
Assumes no exercise of lease options
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized		% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring	Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	15,780		0.6%	0.3%	$2.82	14,116	0.5%	0.2%	$26.76	1,925	2.0%	—%	—	31,821	0.5%	$13.27
2015	112,598		4.2	1.9	$28.61	55,837	1.8	1.0	$24.17	1,839	1.9	—	$189.24	170,274	2.9	$28.89
2016	312,313		11.7	5.4	$31.81	185,877	6.0	3.2	$33.18	11,238	11.6	0.2	$156.37	509,428	8.7	$35.06
2017	376,984		14.2	6.5	$36.84	380,299	12.4	6.5	$25.22	9,967	10.3	0.2	$139.21	767,250	13.2	$32.41
2018	288,404		10.8	4.9	$40.34	1,056,637	34.4	18.1	$19.93	12,416	12.8	0.2	$123.53	1,357,457	23.3	$25.21
2019	303,732		11.4	5.2	$40.38	365,599	11.9	6.3	$27.19	18,896	19.5	0.3	$83.40	688,227	11.8	$34.55
2020	317,456	(2)	11.9	5.4	$40.88	247,527	8.0	4.2	$18.59	19,337	20.0	0.3	$58.44	584,320	10.0	$32.02
2021	160,405		6.0	2.8	$45.47	58,653	1.9	1.0	$53.73	8,365	8.6	0.1	242.73	227,423	3.9	$54.86
2022	20,138		0.8	0.3	$33.77	168,071	5.5	2.9	$31.85	11,464	11.9	0.2	$74.01	199,673	3.4	$34.46
2023	103,970		3.9	1.8	$29.68	55,613	1.8	1.0	$24.08	—	—	—	—	159,583	2.7	$27.73
2024	136,841		5.1	2.3	$32.16	220,996	7.2	3.8	$24.08	1,260	1.3	—	$179.28	359,097	6.2	$27.70
Thereafter	265,265	(3)	10.0	4.5	$25.55	199,889	6.5	3.4	$24.18	—	—	—	—	465,154	8.0	$24.96
Signed Leases Not Commenced	58,648		2.2	1.0	—	20,731	0.7	0.4	—	—	—	—	—	79,379	1.4	—
Available	187,726		7.1	3.2	—	45,909	1.5	0.8	—	—	—	—	—	233,635	4.0	—
Total (4)	2,660,260		100.0%	45.6%	$32.40	3,075,754	100.0%	52.7%	$23.76	96,707	100.0%	1.7%	$112.06	5,832,721	100.0%	$29.16

Assumes all lease options are exercised
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized		% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring	Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	15,780		0.6%	0.3%	$2.82	14,116	0.5%	0.2%	$26.76	1,925	2.0%	—%	—	31,821	0.5%	$13.27
2015	110,878		4.2	1.9	$28.56	54,637	1.8	0.9	$23.49	1,839	1.9	—	$189.24	167,354	2.9	$28.67
2016	226,106		8.5	3.9	$31.56	74,484	2.4	1.3	$30.95	7,210	7.5	0.1	$170.75	307,800	5.3	$34.67
2017	64,538		2.4	1.1	$38.00	130,734	4.3	2.2	$28.73	8,927	9.2	0.2	$132.77	204,199	3.5	$36.21
2018	69,446		2.6	1.2	$37.35	87,744	2.9	1.5	$30.24	12,416	12.8	0.2	$123.53	169,606	2.9	$39.98
2019	66,931		2.5	1.1	$40.32	105,830	3.4	1.8	$31.39	7,206	7.5	0.1	$125.01	179,967	3.1	$38.46
2020	152,724		5.7	2.6	$35.88	96,320	3.1	1.7	$25.44	3,015	3.1	0.1	$172.77	252,059	4.3	$33.53
2021	98,204		3.7	1.7	$33.31	66,072	2.1	1.1	$53.82	12,393	12.8	0.2	$206.29	176,669	3.0	$53.11
2022	301,142		11.3	5.2	$35.40	92,564	3.0	1.6	$36.24	11,894	12.3	0.2	$77.84	405,600	7.0	$36.84
2023	159,861		6.0	2.7	$44.02	144,194	4.7	2.5	$32.24	—	—	—	—	304,055	5.2	$38.43
2024	117,379		4.4	2.0	$33.10	189,242	6.2	3.2	$30.27	—	—	—	—	306,621	5.3	$31.35
Thereafter	1,030,897	(2)(3)	38.8	17.7	$36.65	1,953,177	63.5	33.5	$20.30	29,882	30.9	0.5	$54.72	3,013,956	51.7	$26.23
Signed Leases Not Commenced	58,648		2.2	1.0	—	20,731	0.7	0.4	—	—	—	—	—	79,379	1.4	—
Available	187,726		7.1	3.2	—	45,909	1.5	0.8	—	—	—	—	—	233,635	4.0	—
Total (4)	2,660,260		100.0%	45.6%	$32.40	3,075,754	100.0%	52.7%	$23.76	96,707	100.0%	1.7%	$112.06	5,832,721	100.0%	$29.16

Second Quarter 2015 Supplemental Information	Page 29

LEASE EXPIRATIONS (CONTINUED)

As of June 30, 2015

Notes:

(1)
Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent for leases expiring during the applicable period, by (ii) square footage under such expiring leases. Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended June 30, 2015 for the leases expiring during the applicable period by (ii) 12 months.

(2)
The expirations include 11,917 square feet currently leased by Wells Fargo Bank at Torrey Reserve Campus through September 30, 2015, which ECG Management Consultants Inc. has signed an agreement to lease beginning on January 1, 2016 through January 31, 2020, with an option to extend lease through December 31, 2025.

(3)
The expirations include 35,187 square feet currently leased by multiple tenants at Lloyd District Portfolio through various expiration dates, for which The State of Oregon, by and through its Department of Environmental Quality has signed an agreement to lease such space beginning November 1, 2016 through October 31, 2031 with options to extend the lease through October 31, 2041.

(4)	Individual items may not add up to total due to rounding.

Second Quarter 2015 Supplemental Information	Page 30

PORTFOLIO LEASED STATISTICS

	At June 30, 2015					At June 30, 2014
Type	Size		Leased (1)		Leased %	Size		Leased (1)		Leased %
Overall Portfolio (2) Statistics
Retail Properties (square feet)	3,075,754		3,029,845		98.5%	3,067,657		3,032,342		98.8%
Office Properties (square feet)	2,660,260		2,472,534		92.9%	2,644,792		2,339,508		88.5%
Multifamily Properties (units)	922		882		95.7%	922		911		98.8%
Mixed-Use Properties (square feet)	96,707		96,707		100.0%	96,707		96,179		99.5%
Mixed-Use Properties (units)	369		326	(3)	88.4%	369		298	(3)	80.7%

Same-Store(2) Statistics
Retail Properties (square feet)	3,075,754		3,029,845		98.5%	3,067,657		3,032,342		98.8%
Office Properties (square feet)	1,584,622	(4)	1,535,038		96.9%	1,587,564	(4)	1,468,814		92.5%
Multifamily Properties (units)	922		882		95.7%	922		911		98.8%
Mixed-Use Properties (square feet)	96,707		96,707		100.0%	96,707		96,179		99.5%
Mixed-Use Properties (units)	369		326	(3)	88.4%	369		298	(3)	80.7%

Notes:

(1)
Leased square feet includes square feet under lease as of each date, including leases which may not have commenced as of that date. Leased units for our multifamily properties include total units rented as of that date.

(2)	See Glossary of Terms.

(3)	Represents average occupancy for the six months ended June 30, 2015 and 2014.

(4)	The same-store portfolio excludes Torrey Reserve Campus and Lloyd District Portfolio due to significant redevelopment activity.

Second Quarter 2015 Supplemental Information	Page 31

TOP TENANTS - RETAIL

As of June 30, 2015
	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Retail	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Retail	Annualized Base Rent as a Percentage of Total
1	Kmart	Waikele Center	6/30/2018	119,590	3.9%	2.1%	$4,544,420	6.2%	2.7%
2	Lowe's	Waikele Center	5/31/2018	155,000	5.0	2.7	4,460,079	6.1	2.6
3	Sports Authority	Waikele Center, Carmel Mountain Plaza	7/18/2018 11/30/2018	90,722	2.9	1.6	2,133,950	2.9	1.3
4	Nordstrom Rack	Carmel Mountain Plaza, Alamo Quarry Market	9/30/2022 10/31/2022	69,047	2.2	1.2	1,990,316	2.7	1.2
5	Sprouts Farmers Market	Solana Beach Towne Centre, Carmel Mountain Plaza, Geary Marketplace	6/30/2019 3/31/2025 9/30/2032	71,431	2.3	1.2	1,919,436	2.6	1.1
6	Marshalls	Carmel Mountain Plaza, Solana Beach Towne Centre	1/31/2019 1/31/2025	68,055	2.2	1.2	1,258,083	1.7	0.7
7	Old Navy	South Bay Marketplace, Waikele Center, Alamo Quarry Market	4/30/2016 7/31/2016 9/30/2017	59,780	1.9	1.0	*	*	*
8	Vons	Lomas Santa Fe Plaza	12/31/2017	49,895	1.6	0.9	1,216,700	1.7	0.7
9	Regal Cinemas	Alamo Quarry Market	3/31/2018	72,447	2.4	1.2	1,122,929	1.5	0.7
10	Gap	Del Monte Center, Waikele Center, Alamo Quarry Market	9/20/2020 2/28/2022 4/30/2024	36,614	1.2	0.6	982,039	1.3	0.6
	Top 10 Retail Tenants Total			792,581	25.6%	13.7%	$19,627,952	26.7%	11.6%

*	Data withheld at tenant's request.

Second Quarter 2015 Supplemental Information	Page 32

TOP TENANTS - OFFICE

As of June 30, 2015
	Tenant	Property	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Office	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Office	Annualized Base Rent as a Percentage of Total
1	salesforce.com	The Landmark at One Market	6/30/2019 4/30/2020 5/31/2021	254,118	9.6%	4.4%	$13,274,276	15.4%	7.8%
2	Autodesk, Inc.	The Landmark at One Market	12/31/2017 12/31/2018	114,664	4.3	2.0	5,733,597	6.7	3.4
3	Veterans Benefits Administration	First & Main	8/31/2020	93,572	3.5	1.6	3,006,453	3.5	1.8
4	Insurance Company of the West	Torrey Reserve Campus	12/31/2016	81,040	3.0	1.4	2,676,783	3.1	1.6
5	Clearesult Operating, LLC (as successor to Portland Energy Conservation)	First & Main	4/30/2025	101,848	3.8	1.7	2,503,140	2.9	1.5
6	Alliant International University	One Beach Street	10/31/2019	64,161	2.4	1.1	2,234,739	2.6	1.3
7	Caradigm USA LLC	City Center Bellevue	8/14/2017	68,956	2.6	1.2	2,231,416	2.6	1.3
8	Treasury Call Center	First & Main	8/31/2020	63,648	2.4	1.1	2,184,302	2.5	1.3
9	HDR Engineering, Inc.	City Center Bellevue	12/31/2017	57,238	2.2	1.0	2,044,876	2.4	1.2
10	California Bank & Trust	Torrey Reserve Campus	2/29/2024	34,731	1.3	0.6	1,654,219	1.9	1.0
	Top 10 Office Tenants Total			933,976	35.1%	16.1%	$37,543,801	43.6%	22.2%

Second Quarter 2015 Supplemental Information	Page 33

APPENDIX

Second Quarter 2015 Supplemental Information	Page 34

GLOSSARY OF TERMS

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): EBITDA is a non-GAAP measure that means net income or loss plus depreciation and amortization, net interest expense, income taxes, gain or loss on sale of real estate and impairments of real estate, if any. EBITDA is presented because it approximates a key performance measure in our debt covenants, but it should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of net income to EBITDA for the three and six months ended June 30, 2015 and 2014 is as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Net income	$12,284	$5,351	$23,663	$12,009
Depreciation and amortization	15,286	18,209	30,393	34,550
Interest expense	11,197	13,439	22,992	27,071
Interest income	(12)	(36)	(26)	(57)
Income tax expense	35	(283)	119	(171)
EBITDA	$38,790	$36,680	$77,141	$73,402

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies' operating performances. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as follows: net income, computed in accordance with GAAP plus depreciation and amortization of real estate assets and excluding extraordinary items, gains and losses on sale of real estate and impairment losses. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

Second Quarter 2015 Supplemental Information	Page 35

GLOSSARY OF TERMS (CONTINUED)

Funds Available for Distribution (FAD): FAD is a supplemental measure of our liquidity. We compute FAD by subtracting from FFO As Adjusted tenant improvements, leasing commissions and maintenance capital expenditures, eliminating the net effect of straight-line rents, amortization of above (below) market rents for acquisition properties, the effects of other lease intangibles, adding noncash amortization of deferred financing costs and debt fair value adjustments, adding noncash compensation expense, and adding (subtracting) unrealized losses (gains) on marketable securities. FAD provides an additional perspective on our ability to fund cash needs and make distributions by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating FAD and, accordingly, our FAD may not be comparable to other REITs.

Net Operating Income (NOI): We define NOI as operating revenues (rental income, tenant reimbursements, lease termination fees, ground lease rental income and other property income) less property and related expenses (property expenses, ground lease expense, property marketing costs, real estate taxes and insurance). NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expense, other nonproperty income and losses, gains and losses from property dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. Since NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. However, NOI should not be viewed as an alternative measure of our financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact our results from operations.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Reconciliation of NOI to net income	2015	2014	2015	2014
Total NOI	$43,578	$40,570	$86,945	$81,904
General and administrative	(4,788)	(4,635)	(9,804)	(9,247)
Depreciation and amortization	(15,286)	(18,209)	(30,393)	(34,550)
Interest expense	(11,197)	(13,439)	(22,992)	(27,071)
Other income (expense), net	(23)	1,064	(93)	973
Net income	12,284	5,351	23,663	12,009
Net income attributable to restricted shares	(40)	(94)	(83)	(164)
Net loss attributable to unitholders in the Operating Partnership	(3,536)	(1,544)	(6,845)	(3,530)
Net income attributable to American Assets Trust, Inc. stockholders	$8,708	$3,713	$16,735	$8,315

Overall Portfolio: Includes all operating properties owned by us as of June 30, 2015.

Second Quarter 2015 Supplemental Information	Page 36

GLOSSARY OF TERMS (CONTINUED)

Same-Store Portfolio, Non-Same Store Portfolio and Redevelopment Same-Store: Information provided on a same-store basis includes the results of properties that we owned and operated for the entirety of both periods being compared except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, properties under development, properties classified as held for development and properties classified as discontinued operations. Information provided on a redevelopment same-store basis includes the results of properties undergoing significant redevelopment for the entirety or portion of both periods being compared. The following table shows the properties included in the same-store, non-same store and redevelopment same-store portfolio for the comparative periods presented.

	Comparison of Three Months Ended			Comparison of Six Months Ended
	June 30, 2015 to 2014			June 30, 2015 to 2014
	Same-Store	Non Same-Store	Redevelopment Same-Store	Same-Store	Non Same-Store	Redevelopment Same-Store
Retail Properties
Carmel Country Plaza	X		X	X		X
Carmel Mountain Plaza	X		X	X		X
South Bay Marketplace	X		X	X		X
Rancho Carmel Plaza	X		X	X		X
Lomas Santa Fe Plaza	X		X	X		X
Solana Beach Towne Centre	X		X	X		X
Del Monte Center	X		X	X		X
Geary Marketplace	X		X	X		X
The Shops at Kalakaua	X		X	X		X
Waikele Center	X		X	X		X
Alamo Quarry Market	X		X	X		X
Office Properties
Torrey Reserve Campus		X	X		X	X
Solana Beach Corporate Centre	X		X	X		X
The Landmark at One Market	X		X	X		X
One Beach Street	X		X	X		X
First & Main	X		X	X		X
Lloyd District Portfolio		X	X		X	X
City Center Bellevue	X		X	X		X
Multifamily Properties
Loma Palisades	X		X	X		X
Imperial Beach Gardens	X		X	X		X
Mariner's Point	X		X	X		X
Santa Fe Park RV Resort	X		X	X		X
Mixed-Use Properties
Waikiki Beach Walk - Retail	X		X	X		X
Waikiki Beach Walk - Embassy Suites™	X		X	X		X
Development Properties
Torrey Point (formerly Sorrento Pointe) - Land		X			X
Torrey Reserve - Land		X			X
Solana Beach Corporate Centre - Land		X			X
Solana Beach - Highway 101 - Land		X			X
Lloyd District Portfolio - Land		X			X
Tenant Improvements and Incentives: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators, new entrances, etc.) which are required to make the space leasable. Incentives include amounts paid to tenants as an inducement to sign a lease that do not represent building improvements.

Second Quarter 2015 Supplemental Information	Page 37